SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 6, 2005

CELEBRATE EXPRESS, INC.

(Exact name of Registrant as specified in its charter)

Washington	000-50973	91-1644428

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11220 – 120th Avenue NE
Kirkland, Washington 98033
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (425) 250-1061

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement

On January 6, 2005, Celebrate Express, Inc. (the “Company”) entered into a Second Amendment to Lease Agreement (the “Lease Amendment”) with Highwoods Realty Limited Partnership (the “Landlord”) for the Company’s Greensboro, North Carolina distribution facility with an effective date of December 15, 2004.

The Lease Amendment amends the original lease agreement, dated November 12, 1999, as modified by a first amendment to the lease agreement, dated June 14, 2004, to provide for the lease of an additional 30,400 square feet adjacent to the Company’s existing facility (for a total of 86,400 square feet) commencing January 1, 2005. The expiration date of the lease, as amended, of August 31, 2007 remains unchanged; however, the Lease Amendment provides a option to renew the facility lease for an additional 3 years.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	January 11, 2005		CELEBRATE EXPRESS, INC.

		By:	/s/ Darin L. White

Darin L. White
Vice President, Finance